UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2011

CHINA GENGSHENG MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34649	91-0541437
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

No. 88 Gengsheng Road,
Dayugou Town, Gongyi, Henan,
People’s Republic of China
(Address of Principal Executive Offices)

451271
(Zip Code)

(86) 371-64059818
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2011, China GengSheng Minerals, Inc. (the “Company”) announced that Mr. Ningfang Liang has joined the Company as Chief Financial Officer, effective immediately. Mr. Liang replaces Interim Chief Financial Officer, Mr. Hongfeng Jin, who has been appointed the Company’s Financial Controller, effective immediately.

Mr. Liang, age 38, has over 15 years of finance and accounting experience, including over six years at U.S. public companies, where he managed SEC reporting, internal control, GAAP compliance, as well as internal auditing, financial analysis and management reporting activities. Prior to joining the Company, Mr. Liang worked as Finance Manager at White Mountains Re Ltd, the reinsurance subsidiary of White Mountains Insurance Group, Ltd. from December 2008 to June 2011. Additionally, he has held senior finance and accounting positions at American International Group, Inc. from December 2006 to December 2008, Celgene Corporation from January 2005 to December 2006, and China Construction Bank from July 1993 to May 2002.

Mr. Liang is a licensed CPA in the states of New Jersey and Illinois and is a member of the American Institute of Certified Public Accountants. He holds a Bachelor’s degree in finance from Shanghai University of Finance and Economics, and an MBA from the University of Illinois Urbana-Champaign.

Pursuant to Employment Agreement that the Company and Mr. Liang entered into on June 30, 2011, Mr. Liang will be entitled to an annual salary of $90,000. The Employment Agreement has an initial term (the “Initial Term”) commencing as of June 27th, 2011 and expiring on June 26th, 2012, and continuing on a year-to-year basis thereafter unless terminated by either party on not less than thirty (30) days notice prior to the expiration of the Initial Term or any one-year extension.

Mr. Liang does not have any family relationship with other directors and executive officers and is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On July 7, 2011, the Company issued a press release regarding Mr. Liang’s appointment, which is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release.

Note Regarding Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words “estimate,” “project,” “intend,” “forecast,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will,” “will likely, ” “should,” “could,” “would,” “may” or words or expressions of similar meaning. Such forward-looking statements are only predictions and are not guarantees of future performance. Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of China Gengsheng Minerals, Inc. and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements. Although China Gengsheng Minerals, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, China Gengsheng Minerals, Inc. cannot guarantee future results or events. China Gengsheng Minerals, Inc. expressly disclaims a duty to update any of the forward-looking statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GENGSHENG MINERALS, INC.

Date: July 7, 2011

By: /s/ Shunqing Zhang
Name: Shunqing Zhang
Title: Chief Executive Officer